               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                             FORM 8-K

                           CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report(Date of earliest event reported): March 25, 1998

                            Argonaut Group, Inc.
        (Exact name of Registrant as specified in its charter)

Delaware                                0-14950                   95-4057601
(State or other jurisdiction of        (Commission             (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

1800 Avenue of the Stars, Suite 1175
Los Angeles, California                                          90067-4213
(Address of principal executive offices)                          (Zip code)

                                310.553.0561
           (Registrant's telephone number including area code)

                                Not applicable
         (Former name and former address, if changed since last report)

Item 5.  Other Events.

                  The Amended and Restated By-Laws of the Registrant, a copy of which is attached hereto as Exhibit 3.2, was approved by the unanimous written consent of the Registrant's Board of Directors as of March 25, 1998, and is incorporated by reference herein. Amendments made to the Registrant's by-laws previously in effect (and reflected in the Amended and Restated
By-Laws now in effect)  consist of (i) the  inclusion of a provision (in new
Article 2, Section 9) requiring advance notice to the Registrant of any proposals to be presented, and the name of any person to be nominated for election as director of the Registrant, by any stockholder of the Registrant, together with other related information, and (ii) a clarification of existing provisions (in Article 2, Section 3) to the effect that special meetings of stockholders may only be called by action of the Registrant's Board of Directors.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                                    EXHIBITS




Designation: Exhibit 3.2

Description: Registrant's Amended and Restated By-Laws

Method of Filing: Filed with this Report

                                    SIGNATURE

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized:

                                                     ARGONAUT GROUP INC.


March 25, 1998                                       By:/s/Charles E. Rinsch
                                                          Charles E. Rinsch,
                                                          President